UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

Adam W. Smith
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6115
Registrant's telephone number, including area code

Date of fiscal year end: May 31, 2016

Date of reporting period:  May 31, 2016

Item 1. Reports to Stockholders.

Annual Report

May 31, 2016

BARRETT

GROWTH FUND

Letter to	Dear Shareholders:
Shareholders
May 31, 2016
The Barrett Growth Fund (the “Fund”) declined -1.28% for the fiscal year ending May 31, 2016.  On a relative basis, the Fund underperformed the S&P 500 Index, which posted a total return of +1.72%, and outperformed its peer group, the Lipper Large Cap Growth Index, which declined -1.80% over the same period.

The Year in Review

The U.S. stock market made very little progress over the past twelve months.  As referenced above, the S&P 500 Index gained less than 2% including dividends, which was the best performance among the major indices.  The Dow Jones Industrial Average actually declined -1.24% in price, not including dividends, as did the NASDAQ composite, which fell -2.41% in price.  The Russell 2000 Index, which is a proxy for smaller companies, declined -7.36% in price.  Investors in stocks outside the U.S. were left high and dry.  The MSCI All Country World Index, one of the broadest measures of global stocks, posted a negative total return of -4.88% in U.S. dollars.  The MSCI Emerging Markets Index was even worse, down -17.33% in U.S. dollars.  All in all, it was not a great twelve months for stock investors around the globe.

Bond investors fared considerably better since May of 2015.  In many respects, the global economic backdrop has changed marginally since a year ago due to a slower growth path.  Economic growth in the developed world remains strongest in the United States but disappointing in Japan and Europe.  In the developing world, China is slowing and Brazil and Russia are in recession.  As a result, most central banks, with the noticeable exception of our Federal Reserve, are doing nearly everything possible to lower interest rates.  As a consequence, bonds performed relatively well.  Unlike prior periods of declining rates, stocks did not respond strongly.

As we mentioned in the prior two annual reviews, declining interest rates have been a major catalyst for stock prices since the bear market of 2008.  Most recently, lower rates seem to have lost their punch.  In fact, although the U.S. market is relatively unchanged from a year ago, it has experienced two sharp corrections during the period.  We believe the lackluster relative performance of stocks can be attributed to several factors.  First of all, earnings have been disappointing.  In a sluggish global economy, revenue growth is hard to come by, and there is rising pressure on compensation costs as wages and health care expenses increase.  Secondly, valuations in the U.S. markets are above historical averages, so the combination of margin pressures and a Federal Reserve apparently starting to increase short term rates is not the right cocktail for higher prices.  Finally, there is much uncertainty regarding fiscal policies here at home as the leading Presidential candidates continue to evolve positions, and investors are unable to get a fix on future tax and spending policies.

Investment Outlook

After a substantial recovery in stock prices from 2009 through 2014, the market has run out of steam over the past 18 months as earnings gains moderate and valuations remain

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GROWTH FUND

stretched.  Clearly, low interest rates help support the market, but no longer propel the market forward.  On the other hand, if intermediate and longer term interest rates fall further to match the lower yield levels now in Europe and Japan, it is entirely possible that high-yielding stocks could respond favorably as they have recently.  We believe the broader market, however, is unlikely to respond as favorably to lower rates since it is likely to correspond with slower global growth and continued earnings pressure.

Investors will soon peer into 2017 and 2018 in an effort to forecast how global growth will develop now that aggressive monetary actions to lower interest rates are about exhausted.  Will a new administration in the United States undertake pro-business and pro-economic growth policies that would foster stronger domestic growth?  Will China’s leadership, which has become progressively more unpredictable, become more protectionist causing additional U.S. based multinationals to reevaluate their Chinese business?  Will commodity prices remain under pressure as China’s economy continues to slow and will they continue to be a drag on economies in South America and Russia?  Will Europe be able to overcome terrorist threats, refugee issues, and demographic challenges?  The very subdued global recovery from 2008 has been driven by monetary triggers and now leaders will have to address trade, tax, labor, and spending policies.  Until investors see more pro-business and less populist policies, it will be difficult for markets to advance materially over the short term.

We continue to think that stocks will outpace bonds and cash over the longer term, particularly since the yields on bonds and cash are so incredibly low.  Despite the global headwinds that are always present in varying degrees, U.S. companies remain innovative, competitive, and shareholder driven.  We continue to see major advances in health care discoveries and technology improvements.  Several relatively new companies, like Amazon and Facebook, have developed huge businesses that have accrued to the great benefit of their shareholders. We believe there are sure to be many other new companies bursting out over the next decade that will provide investors with many opportunities for substantial capital gains.

The Portfolio

We continued to invest in companies with strong balance sheets, competitive market positions, several opportunities for long term growth, and shareholder driven managements.  In the past year, companies such as Facebook, NIKE, Visa, Alphabet (aka Google), and TJX have posted strong performance.  Some companies disappointed.  These companies are Blackstone, Hain Celestial, AmerisourceBergen, and Devon Energy, which declined primarily due to lower oil prices.  Apple, which has been a strong performer for several years, finally went through a period of profit-taking as growth momentum slowed.

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Over the past year, we added several companies to the Fund that we expect to be important positive contributors going forward.  We started positions in PayPal Holdings, the online payment system; Amazon, the leading online retailer; Zoetis, a leader in animal health; First Republic Bank, which focuses on managing money for high net worth individuals; and Danaher, a very successful conglomerate that is in the midst of improving its portfolio of businesses.

	Top Ten Holdings (Percent of Net Assets)*		Sector Weightings (Percent of Total Investments)*
1.	Facebook, Inc. – Class A	4.26%
2.	Visa, Inc. – Class A	3.64%
3.	Schlumberger Ltd.	3.52%
4.	General Electric Co.	3.10%
5.	Danaher Corp.	2.77%
6.	Automatic Data
	Processing, Inc.	2.70%
7.	3M Co.	2.59%
8.	Apple, Inc.	2.56%
9.	Cognizant Technologies
	Solutions, Inc. – Class A	2.52%
10.	CVS Health Corp.	2.47%

*	Portfolio characteristics are as of May 31, 2016, and are subject to change at any time.

We are very enthusiastic about the prospects for all the holdings in the Fund.  We expect most of these companies to increase their dividends at rates far in excess of the rate of inflation.  Most importantly, we believe the companies in the Fund will continue to grow their earnings for many years, which has the potential to ultimately lead to higher stock valuations.

Thank you for your continued interest in the Fund.

Robert J. Milnamow	E. Wells Beck, CFA
Lead Portfolio Manager	Portfolio Manager

Past performance is not a guarantee of future results.
The outlook, views, and opinions presented are those of the Adviser as of May 31, 2016. These are not intended to be a forecast of future events, a guarantee of future results, or investment advice.

Diversification does not assure a profit nor protect against loss in a declining market.

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Earnings growth is not representative of the Fund’s future performance.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Foreign investments are subject to special risks not ordinarily associated with U.S. securities including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The Fund may also invest in smaller and mid-capitalization companies, which involve a higher degree of risk and volatility than investments in larger, more established companies. The Fund may also invest in derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange (NYSE) and the NASDAQ.

The NASDAQ Composite Index is the market capitalization-weighted index of approximately 3,000 common equities listed on the NASDAQ stock exchange.

The S&P 500 Index is a capitalization-weighted index of five hundred large capitalization stocks which are designed to measure broad domestic securities markets.

The Lipper Large-Cap Growth Funds Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the 30 largest mutual funds within the Growth Funds category, as reported by Lipper.

The MSCI All Country World Index is a market capitalization-weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI ACWI is maintained by Morgan Stanley Capital International, and is comprised of stocks from both developed and emerging markets.

The Russell 2000 Index is a market capitalization-weighted equity index maintained by the Russell Investment Group that seeks to be a benchmark of the entire U.S. stock market. More specifically, this index encompasses the 3,000 largest U.S.-traded stocks, in which the underlying companies are all incorporated in the U.S.

The MSCI Emerging Markets Index is an index created by Morgan Stanley Capital International (MSCI) that is designed to measure equity market performance in global emerging markets.

An index is unmanaged. Investors cannot invest directly in an index.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of portfolio holdings, please refer the Schedule of Investments provided in this report.

The Barrett Growth Fund is distributed by Quasar Distributors, LLC.

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Expense Example – May 31, 2016 (Unaudited)

As a shareholder of the Barrett Growth Fund, you incur ongoing costs, including:  investment advisory fees; distribution and service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six- month period (December 1, 2015 – May 31, 2016).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees such as the $15.00 fee charged for wire redemptions. The table also does not include portfolio trading commissions and related trading costs, which are included in the Fund’s net asset value. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees, which, although not charged by the Fund, may be charged by other funds.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	December 1, 2015 to
	December 1, 2015	May 31, 2016	May 31, 2016
Actual Barrett Growth Fund Expenses	$1,000.00	$ 999.00	$6.25
Hypothetical Expenses
(5% return per year before expenses)	$1,000.00	$1,018.75	$6.31

*
Expenses are equal to the Fund’s annualized expense ratio of 1.25% (which reflects the effect of the Adviser’s fee waiver and expense limitation agreement), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

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(Unaudited)

*	On March 30, 2010, the Fund changed its fiscal year end from June 30th to May 31st.

This chart assumes an initial gross investment of $10,000 made on 6/30/2005.

The S&P 500® Index is a capitalization-weighted index of five hundred large capitalization stocks, which is designed to measure broad domestic securities markets.

The Lipper Large-Cap Growth Funds Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the 30 largest mutual funds within the Growth Funds category, as reported by Lipper.

		Average Annual Total Returns as of May 31, 2016

		One Year	Three Year	Five Year	Ten Year
–●–	Barrett Growth Fund	-1.28%	10.08%	8.44%	4.20%
--☐--	S&P 500® Index	1.72%	11.06%	11.67%	7.41%
–☒–	Lipper Large-Cap
	Growth Funds Index	-1.80%	11.20%	10.29%	7.23%

RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. IN THE ABSENCE OF FEE WAIVERS AND REIMBURSEMENTS, TOTAL RETURN WOULD BE REDUCED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

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Schedule of Investments
May 31, 2016

Shares		Value

	COMMON STOCKS - 92.86%

	Administrative and
	Support Services - 2.23%
11,500	PayPal Holdings, Inc. (a)	$434,585

	Broadcasting
	(except Internet) - 2.29%
4,500	The Walt Disney Co.	446,490

	Building Material and
	Garden Equipment and
	Supplies Dealers - 2.03%
3,000	The Home Depot, Inc.	396,360

	Chemical Manufacturing - 14.65%
6,000	AbbVie, Inc.	377,580
6,000	Bristol-Myers Squibb Co.	430,200
2,650	Celgene Corp. (a)	279,628
4,000	Ecolab, Inc.	468,960
3,000	Gilead Sciences, Inc.	261,180
3,000	Johnson & Johnson	338,070
5,700	Mead Johnson Nutrition Co.	468,996
5,000	Zoetis, Inc.	237,100
		2,861,714

	Clothing and Clothing
	Accessories Stores - 1.17%
3,000	The TJX Cos., Inc.	228,360

	Computer and Electronic
	Product Manufacturing - 5.33%
5,000	Apple, Inc.	499,300
5,500	Danaher Corp.	540,980
		1,040,280
	Couriers and Messengers - 1.06%
2,000	United Parcel Service, Inc. -
	Class B	206,180

	Credit Intermediation and
	Related Activities - 7.70%
6,000	First Republic Bank	434,460
5,500	JPMorgan Chase & Co.	358,985
9,000	Visa, Inc. - Class A	710,460
		1,503,905

	Data Processing, Hosting
	and Related Services - 2.70%
6,000	Automatic Data Processing, Inc.	527,040

	Food Services and
	Drinking Places - 3.96%
9,000	Dunkin’ Brands Group, Inc.	389,610
7,000	Starbucks Corp.	384,230
		773,840

	Furniture & Related
	Products - 1.58%
7,000	Johnson Controls, Inc.	309,050

	General Merchandise
	Stores - 2.29%
3,000	Costco Wholesale Corp.	446,310

	Health and Personal
	Care Stores - 2.47%
5,000	CVS Health Corp.	482,250

	Insurance Carriers and
	Related Activities - 4.60%
3,000	Berkshire Hathaway, Inc. -
	Class B (a)	421,620
6,000	Verisk Analytics, Inc. (a)	476,340
		897,960

The accompanying notes are an integral part of these financial statements.

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Schedule of Investments (Cont’d)
May 31, 2016

Shares		Value

	Leather and Allied Product
	Manufacturing - 2.26%
8,000	NIKE, Inc. - Class B	$441,760

	Machinery
	Manufacturing - 3.10%
20,000	General Electric Co.	604,600

	Miscellaneous
	Manufacturing - 4.58%
3,000	3M Co.	504,960
3,500	Stryker Corp.	389,060
		894,020

	Motion Picture and Sound
	Recording Industries - 2.32%
6,000	Time Warner, Inc.	453,960

	Nonstore Retailers - 1.85%
500	Amazon, Inc. (a)	361,395

	Oil and Gas Extraction - 1.12%
2,700	EOG Resources	219,672

	Other Information
	Services - 8.82%
600	Alphabet, Inc. - Class A (a)	449,310
601	Alphabet, Inc. - Class C (a)	442,168
7,000	Facebook, Inc. - Class A (a)	831,670
		1,723,148

	Petroleum and Coal Products
	Manufacturing - 1.37%
3,000	Exxon Mobil Corporation	267,060

	Professional, Scientific, and
	Technical Services - 4.34%
3,000	Accenture PLC - Class A (b)	356,910
8,000	Cognizant Technology
	Solutions Corp. - Class A (a)	491,520
		848,430

	Publishing Industries
	(except Internet) - 1.90%
7,000	Microsoft Corp.	371,000

	Securities, Commodity
	Contracts, and Other
	Financial Investments and
	Related Activities - 3.62%
1,000	Alibaba Group
	Holding Ltd. - ADR (a)	82,000
1,000	BlackRock, Inc.	363,850
10,000	Blackstone Group LP	261,900
		707,750

	Support Activities
	for Mining - 3.52%
9,000	Schlumberger Ltd. (b)	686,700
	Total Common Stocks
	(Cost $11,675,835)	18,133,819

The accompanying notes are an integral part of these financial statements.

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Schedule of Investments (Cont’d)
May 31, 2016

Shares		Value

	SHORT-TERM INVESTMENTS - 7.45%

	Money Market Funds - 7.45%
982,452	Fidelity Institutional
	Government Portfolio -
	Class I, 0.240% (c)	$982,452
472,502	First American Government
	Obligations Fund-
	Class Z, 0.210% (c)	472,502
	Total Short-Term Investments
	(Cost $1,454,954)	1,454,954
	Total Investments
	(Cost $13,130,789) - 100.31%	19,588,773
	Liabilities in Excess
	of Other Assets - (0.31)%	(60,874)
	Total Net Assets - 100.00%	$19,527,899

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Foreign-issued security.
(c)	Variable rate security; the rate shown represents the rate at May 31, 2016.

The accompanying notes are an integral part of these financial statements.

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Statement of Assets and Liabilities
May 31, 2016

ASSETS
Investments, at value (cost $13,130,789)	$19,588,773
Dividends and interest receivable	26,230
Other assets	8,614
Total assets	19,623,617

LIABILITIES
Payable for distribution fees	1,496
Payable to affiliates	19,051
Payable to Advisor	6,395
Payable for investments purchased	43,170
Accrued expenses and other liabilities	25,606
Total liabilities	95,718

NET ASSETS	$19,527,899

NET ASSETS CONSIST OF:
Paid-in capital	$13,146,445
Accumulated undistributed net investment income	8,247
Accumulated net realized (loss)	(84,777)
Net unrealized appreciation on investments	6,457,984
Net Assets	$19,527,899

Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	1,237,397

Net asset value, redemption price and offering price per share	$15.78

The accompanying notes are an integral part of these financial statements.

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Statement of Operations
Year Ended May 31, 2016

INVESTMENT INCOME
Dividend income (net of foreign withholding taxes and fees of $434)	$254,273
Interest income	1,092
Total investment income	255,365

EXPENSES
Advisory fees	191,793
Administration fees	38,756
Fund accounting fees	27,922
Transfer agent fees and expenses	21,653
Federal and state registration fees	19,807
Audit and tax fees	17,256
Legal fees	16,260
Distribution fees	14,294
Chief Compliance Officer fees	12,004
Reports to shareholders	8,653
Trustees’ fees	5,838
Custody fees	5,176
Other expenses	4,723
Total expenses	384,135
Less waivers and reimbursement by Adviser (Note 4)	(144,394)
Net expenses	239,741

Net investment income	15,624

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from investments	3,794
Change in net unrealized appreciation (depreciation) on investments	(292,097)
Net realized and unrealized loss on investments	(288,303)
Net decrease in net assets from operations	$(272,679)

The accompanying notes are an integral part of these financial statements.

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Statements of Changes in Net Assets

	Year Ended	Year Ended
	May 31, 2016	May 31, 2015
FROM OPERATIONS
Net investment income	$15,624	$22,191
Net realized gain on investments	3,794	1,240,477
Net change in unrealized appreciation (depreciation)
on investments	(292,097)	1,016,529
Net increase (decrease) in net assets from operations	(272,679)	2,279,197

FROM DISTRIBUTIONS
Net investment income	(29,568)	(38,048)
Net decrease in net assets resulting from distributions paid	(29,568)	(38,048)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	686,237	1,064,340
Net asset value of shares issued to shareholders in
payment of distributions declared	29,561	38,035
Cost of share redeemed	(415,268)	(267,823)
Net increase in net assets resulting
from capital share transactions	300,530	834,552

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,717)	3,075,701

NET ASSETS
Beginning of year	19,529,616	16,453,915
End of year	$19,527,899	$19,529,616
ACCUMULATED UNDISTRIBUTED
NET INVESTMENT INCOME	$8,247	$22,191

The accompanying notes are an integral part of these financial statements.

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Financial Highlights
Per share data for a share of capital stock outstanding for the entire period and selected information for each period are as follows:

	Years Ended May 31,
	2016	2015	2014	2013	2012
NET ASSET VALUE
Beginning of period	$16.01	$14.11	$11.92	$10.08	$10.62

OPERATIONS
Net investment income[1]	0.01	0.02	0.03	0.05	0.01
Net realized and unrealized
gains (losses) on securities	(0.22)	1.91	2.21	1.80	(0.55)
Total from investment operations	(0.21)	1.93	2.24	1.85	(0.54)

LESS DISTRIBUTIONS
Distributions from net investment income	(0.02)	(0.03)	(0.05)	(0.01)	—

NET ASSET VALUE
End of year	$15.78	$16.01	$14.11	$11.92	$10.08

Total return	(1.28)%	13.70%	18.85%	18.41%	(5.08)%
Net assets at end of year (000s omitted)	$19,528	$19,530	$16,454	$14,344	$13,522

RATIO OF EXPENSES TO
AVERAGE NET ASSETS
Before expense reimbursement	2.00%	2.02%	2.43%	2.60%	2.35%
After expense reimbursement	1.25%	1.25%	1.25%	1.25%	1.25%

RATIO OF NET INVESTMENT INCOME
(LOSS) TO AVERAGE NET ASSETS
Before expense reimbursement	(0.67)%	(0.65)%	(0.93)%	(0.88)%	(0.97)%
After expense reimbursement	0.08%	0.12%	0.25%	0.47%	0.13%
Portfolio turnover rate	34%	37%	30%	37%	19%

1	Net investment income (loss) per share is calculated using the ending balances prior to consideration or adjustment for permanent book to tax differences.

The accompanying notes are an integral part of these financial statements.

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Notes to the Financial Statements
May 31, 2016

1.	Organization
Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company.  The Barrett Growth Fund (the “Fund”) represents a distinct diversified series with its own investment objectives and policies within the Trust.  The investment objective of the Fund is to achieve long-term capital appreciation and to maximize after-tax returns.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  The assets of the Fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.  The Fund commenced operations on December 29, 1998 as a series of The Barrett Funds.  On March 30, 2010, the Fund reorganized as a series of the Trust and changed its fiscal year end from June 30th to May 31st.  Effective April 29, 2011, Barrett Asset Management, LLC (the “Adviser”), began serving as the investment adviser to the Fund.  Prior to April 29, 2011, Barrett Associates, Inc., a wholly-owned subsidiary of Legg Mason, Inc., a financial services holding company, served as the investment adviser to the Fund.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies”.

2.	Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

a) Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at (i) the mean between the bid and asked prices on such day or (ii) the latest sales price on the Composite Market.  “Composite Market” means a consolidation of

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the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by a pricing service.  When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair market value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.  The Board of Trustees will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the Trust’s valuation committee.

In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day.  If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV.  In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Specifically, composite pricing looks at the last trades on the exchanges where the options are traded.  If there are no trades for the option on a given business day composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Redeemable securities issued by open-end registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments.  These inputs are summarized in the three broad levels listed below:

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Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of May 31, 2016:

	Level 1	Level 2	Level 3	Total
Assets:
Equity
Common Stocks(1)	$18,133,819	$—	$—	$18,133,819
Total Equity	18,133,819	—	—	18,133,819
Short-Term Investments	1,454,954	—	—	1,454,954
Total Investments in Securities	$19,588,773	$—	$—	$19,588,773

(1) See the Schedule of Investments for industry classifications.

The Fund did not hold any investments during the year with significant unobservable inputs which would be classified as Level 3.  During the year ended May 31, 2016, there were no transfers between levels for the Fund.  It is the Fund’s policy to record transfers between levels as of the end of the reporting period.  The Fund did not hold any financial derivative instruments during the reporting period.

b) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes.  Therefore, no federal income tax provision has been provided.

As of and during the year ended May 31, 2016, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statement of Operations.  During the year, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. taxing authorities for tax periods prior to the year ended May 31, 2013.

c) Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long- or short-term capital gains, if any, at least annually. Distributions from net

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realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.  The Fund may make additional distributions if it deems it desirable at another time during the year.

d) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

e) Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.

f) Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

g) Other

Investment transactions are recorded on the trade date.  The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the cost of the security lot sold with the net sales proceeds.  Dividend income, less foreign withholding tax, is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Withholding taxes on foreign dividends and interest, net of any reclaims, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  Any discount or premium on securities purchased are accreted or amortized over the expected life of the respective securities using the interest method.  Payments received on securities in default are recorded as return of capital.

3.	Federal Tax	The tax character of distributions paid during the years ended May 31, 2016 and May 31, 2015 was as follows:
Matters

	May 31, 2016	May 31, 2015
Ordinary Income	$29,568	$38,048
Long-Term Capital Gain	$—	$—

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The components of accumulated earnings (losses) on a tax basis as of May 31, 2016 were as follows:

Cost basis of investments for federal
income tax purposes	$13,183,348
Gross tax unrealized appreciation	$6,541,947
Gross tax unrealized depreciation	(136,522)
Net tax unrealized appreciation (depreciation)	6,405,425
Undistributed ordinary income	20,910
Undistributed long-term capital gain	—
Total distributable earnings	20,910
Other accumulated losses	(44,881)
Total accumulated gains	$6,381,454

At May 31, 2016, the Fund had capital loss carryovers of $44,881 which will expire on May 31, 2018.

The Fund utilized $33,203 of capital loss carry forward during the year ended May 31, 2016.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended May 31, 2016, the following reclassifications were made for permanent tax differences on the Statement of Assets and Liabilities:

Accumulated Net Realized Loss	$(1,306)
Paid-In Capital	$ 1,306

4.	Investment Adviser
The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 1.00% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through September 28, 2016, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses and extraordinary expenses such as litigation) do not exceed 1.25% (the “Expense Limitation Cap”) of the Fund’s average daily net assets.  For the year ended May 31, 2016, expenses of $144,394 were waived by the Adviser.  Any such waiver is subject to later adjustment to allow the Adviser to recoup amounts waived to the extent actual fees and expenses for a fiscal period are less than the

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Expense Limitation Cap at the time of waiver; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three fiscal years.  During the year ended May 31, 2016, $183,186 of previously waived expenses subject to recovery expired.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring:

May 31, 2017	$182,831
May 31, 2018	$139,051
May 31, 2019	$144,394

5.	Distribution Plan
The Trust adopted a plan pursuant to Rule 12b-1 (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of up to 0.25% of the Fund’s average daily net assets for services to prospective Fund shareholders and distribution of Fund shares. During the year ended May 31, 2016, the Fund of $14,294 pursuant incurred expenses to  the 12b-1 Plan. As of May 31, 2016, the Fund owed the Distributor $1,496 in fees.

6.	Related Party Transactions
U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and fund accountant; coordinates the preparation and payment of the Fund’s expenses; and reviews the Fund’s expense accruals. USBFS also serves as the fund accountant and transfer agent to the Fund. U.S. Bank, N.A.(“US Bank”), an affiliate of USBFS, serves as the Fund’s custodian. Fees and expenses incurred for the year ended May 31, 2016, and owed as of May 31, 2016 are as follows:

	Incurred	Owed
Administration	$38,756	$5,695
Fund accounting	$27,922	$4,604
Transfer agency	$21,653	$5,877
Custody	$5,176	$870

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of USBFS and US Bank.

Certain officers of the Fund are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank. This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS.  For the year ended May 31, 2016, the Fund was allocated $12,004 of the Trust’s Chief Compliance Officer fee.  At May 31, 2016, the Fund owed fees of $2,005 for the Chief Compliance Officer’s services.

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7.	Capital Share	Transactions in shares of the Fund were as follows:
Transactions

	Year Ended	Year Ended
	May 31, 2016	May 31, 2015
Shares sold	43,782	68,917
Shares reinvested	1,944	2,462
Shares redeemed	(28,174)	(17,667)
Net increase/(decrease)	17,552	53,712

8.	Investment Transactions
The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended May 31, 2016, were $6,213,501 and $6,865,571, respectively. For the year ended May 31, 2016, there were no purchases or sales of U.S. government securities for the Fund.

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Report of	To the Shareholders of Barrett Growth Fund and
Independent	Board of Trustees of
Registered	Trust for Professional Managers
Public
Accounting Firm
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Barrett Growth Fund (the “Fund”), a series of the Trust for Professional Managers, as of May 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Barrett Growth Fund as of May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
July 29, 2016

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NOTICE OF PRIVACY POLICY & PRACTICES

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and

•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

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Additional Information
(Unaudited)

TAX INFORMATION

The Fund designated 100.00% of its ordinary income distribution for the year ended May 31, 2016, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended May 31, 2016, 100.00% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 0.00%.

INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

INFORMATION ABOUT TRUSTEES

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (877) 363-6333.

INDEPENDENT TRUSTEES

				Number of	Other
		Term of	Principal	Portfolios	Directorships
	Position(s)	Office and	Occupation(s)	in Trust	Held by Trustee
Name,	Held with	Length of	During the Past	Overseen	During the Past
Address and Age	the Trust	Time Served	Five Years	by Trustee	Five Years

Michael D. Akers, Ph.D.	Trustee	Indefinite	Professor and Chair of	36	Independent
615 E. Michigan St.		Term; Since	Accounting, Marquette		Trustee, USA
Milwaukee, WI 53202		August 22,	University (2004–Present).		MUTUALS
Age: 61		2001			(an open-end
investment
company
with five
portfolios).

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/Midwest	36	Independent
615 E. Michigan St.		Term; Since	Airlines, Inc. (airline		Trustee, USA
Milwaukee, WI 53202		August 22,	company) (1986–Present).		MUTUALS
Age: 59		2001			(an open-end
investment
company
with five
portfolios).

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				Number of	Other
		Term of	Principal	Portfolios	Directorships
	Position(s)	Office and	Occupation(s)	in Trust	Held by Trustee
Name,	Held with	Length of	During the Past	Overseen	During the Past
Address and Age	the Trust	Time Served	Five Years	by Trustee	Five Years

INDEPENDENT TRUSTEES (Continued)

Jonas B. Siegel	Trustee	Indefinite	Retired (2011–Present);	36	Independent
615 E. Michigan St.		Term; Since	Managing Director, Chief		Manager,
Milwaukee, WI 53202		October 23,	Administrative Officer		Ramius IDF,
Age: 72		2009	and Chief Compliance		fund complex
			Officer, Granite Capital		(two closed-
			International Group, L.P.		end investment
			(an investment management		companies);
			firm) (1994–2011).		Independent
Trustee, Gottex
Trust (an open-
end investment
company with
one portfolio);
Independent
Trustee,
Gottex Multi-
Asset Endowment
fund complex
(three closed-
end investment
companies)
(2010–2015);
Independent
Trustee, Gottex
Multi-
Alternatives
fund complex
(three closed-
end investment
companies)
(2010–2015).

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				Number of	Other
		Term of	Principal	Portfolios	Directorships
	Position(s)	Office and	Occupation(s)	in Trust	Held by Trustee
Name,	Held with	Length of	During the Past	Overseen	During the Past
Address and Age	the Trust	Time Served	Five Years	by Trustee	Five Years

INTERESTED TRUSTEE AND OFFICERS

Joseph C. Neuberger[1]	Chairperson	Indefinite	Executive Vice President,	36	Trustee,
615 E. Michigan St.	and	Term; Since	U.S. Bancorp Fund		Buffalo Funds
Milwaukee, WI 53202	Trustee	August 22,	Services, LLC (1994–Present).		(an open-end
Age: 54		2001			investment
company
with ten
portfolios);
Trustee, USA
MUTUALS
(an open-end
investment
company
with five
portfolios).

John P. Buckel	President	Indefinite	Vice President, U.S. Bancorp	N/A	N/A
615 E. Michigan St.	and Principal	Term; Since	Fund Services, LLC
Milwaukee, WI 53202	Executive	January 24,	(2004–Present).
Age: 58	Officer	2013

Jennifer A. Lima	Vice	Indefinite	Vice President, U.S. Bancorp	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Fund Services, LLC
Milwaukee, WI 53202	Treasurer	January 24,	(2002–Present).
Age: 42	and Principal	2013
Financial
and
Accounting
Officer

Anita M. Zagrodnik	Chief	Indefinite	Senior Vice President,	N/A	N/A
615 E. Michigan St.	Compliance	Term; Since	U.S. Bancorp Fund Services,
Milwaukee, WI 53202	Officer, Vice	July 1,	LLC, (January 2014–Present);
Age: 56	President and	2014	CCO (2003–2013) and Senior
	Anti-Money		Vice President, Ariel
	Laundering		Investments, LLC, (2010–2013);
	Officer		Vice President, Ariel
Investments, LLC (2003–2010).

Adam W. Smith	Secretary	Indefinite	Assistant Vice President, U.S.	N/A	N/A
615 E. Michigan St.		Term; Since	Bancorp Fund Services, LLC
Milwaukee, WI 53202		May 29,	(April 2012–Present);
Age: 34		2015	Research Associate, Vista360,
LLC (2010–2012).

Jesse Schmitting	Assistant	Indefinite	Assistant Vice President,	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202		July 21,	Services, LLC (2008–Present).
Age: 34		2011

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				Number of	Other
		Term of	Principal	Portfolios	Directorships
	Position(s)	Office and	Occupation(s)	in Trust	Held by Trustee
Name,	Held with	Length of	During the Past	Overseen	During the Past
Address and Age	the Trust	Time Served	Five Years	by Trustee	Five Years

INTERESTED TRUSTEE AND OFFICERS (Continued)

Cullen O. Small	Assistant	Indefinite	Assistant Vice President,	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202		January 22,	Services, LLC (2010–Present).
Age: 29		2015

Kelly A. Burns	Assistant	Indefinite	Officer, U.S. Bancorp	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Fund Services, LLC
Milwaukee, WI 53202		April 23,	(2011–Present).
Age: 28		2015

Melissa Aguinaga	Assistant	Indefinite	Officer, U.S. Bancorp	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Fund Services, LLC
Milwaukee, WI 53202		July 1,	(2010–Present).
Age: 28		2015
________

[1]
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

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A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)
Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-877-363-6333. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30, is available without charge, either upon request by calling the Fund toll free at 1-877-363-6333 or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-363-6333 to request individual copies of these documents.  Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

 (This Page Intentionally Left Blank.)

BARRETT GROWTH FUND
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

INVESTMENT ADVISER
Barrett Asset Management, LLC
90 Park Avenue, 34th Floor
New York, New York  10016

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

ADMINISTRATOR, FUND ACCOUNTANT
& TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin  53212

LEGAL COUNSEL
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin  53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio  44115

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on August 6, 2010.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/2016	FYE 5/31/2015
Audit Fees	$14,000	$14,000
Audit-Related Fees	$0	$0
Tax Fees	$2,500	$2,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 5/31/2016	FYE 5/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 5/31/2016	FYE 5/31/2015
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed August 6, 2010.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)* /s/ John Buckel
  John Buckel, President

Date  July 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ John Buckel
John Buckel, President

Date July 26, 2016

By (Signature and Title)* /s/ Jennifer Lima
  Jennifer Lima, Treasurer

Date July 26, 2016
* Print the name and title of each signing officer under his or her signature.